UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 11, 2020

                       PURE HARVEST CANNABIS GROUP, INC.
                  --------------------------------------------
                (Name of registrant as specified in its charter)

      Colorado                 333-212055                    71-0942431
---------------------     ------------------     ------------------------------
State of Incorporation    Commission File No.    IRS Employer Identification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                           --------------------------
                     Address of principal executive offices

                                 (800) 924-3716
                              --------------------
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class   Trading Symbol   Name of each exchange on which registered
-------------------   --------------   -----------------------------------------
       None                N/A                         N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

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

Item 1.01. Entry into a Material Definitive Agreement.

     See Item. 5.02 of this report.

Item 3.02.  Unregistered Sale of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with the issuance of common stock to Matthew Gregarek, David Burcham and Daniel Garza, as explained in Item 5.02 of this report. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the sale of these securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     In May 2020, the Company entered into two-year employment agreements with Matthew Gregarek, the Company's Chairman and Chief Executive Officer, David Burcham, the Company's President, and Daniel Garza, the Company's Chief Marketing Officer.

     The employment agreement with Mr. Gregarek (dated May 11, 2020) provides for:

     o    a signing bonus of $100,000;

     o a base salary of $175,000 per year, payable in equal monthly installments;

     The employment agreement with Mr. Burcham (dated May 14, 2020) provides for:

     o    a signing bonus of $50,000;

     o a base salary of $150,000 per year, payable in equal monthly installments;

     The employment agreement with Mr. Garza (dated May 14, 2020) provides for:

     o    a signing bonus of $75,000;

     o a base salary of $150,000 per year, payable in equal monthly installments;

     Each employment agreement provides that the signing bonus can be deferred until the Company is generating sufficient revenue. Each employment agreement also provides for the award of shares of the Company's restricted common stock and options to purchase shares of the Company's common stock.

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

     The foregoing is qualified by the complete terms of the employment agreements, copies of which are filed as Exhibits to this report.

Item 9.01   Financial Statements and Exhibits.

Exhibit     Description

10.6        Employment Agreement with Matthew Gregarek.

10.7        Employment Agreement with David Burcham.

10.8        Employment Agreement with Daniel Garza.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 18, 2020

                                   PURE HARVEST CANNABIS GROUP, INC.


                                   By: /s/ Matthew Gregarek
                                       --------------------------------
                                       Matthew Gregarek
                                       Chief Executive Officer








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